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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 25, 2001

                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-31191                 04-3324394
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)


            One Cambridge Center
               Cambridge, MA                                      02142
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 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (617) 225-9099


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On September 25, 2001, The Medicines Company issued an announcement in connection with the election of Clive A. Meanwell to the position of Executive Chairman and promotion of David M. Stack to President and Chief Executive Officer.

         The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          Exhibit No.      Description
          -----------      -----------
             99.1          Press release dated September 25, 2001 announcing the
                           Registrant's election of Clive A. Meanwell to
                           Executive Chairman and promotion of David M. Stack to President and Chief Executive Officer.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2001             THE MEDICINES COMPANY


                                      By:    /s/ Peyton J. Marshall
                                             -----------------------------------
                                      Name:  Peyton J. Marshall
                                      Title: Senior Vice President and Chief
                                             Financial Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
   99.1 Press release dated September 25, 2001 announcing the Registrant's election of Clive A. Meanwell to Executive Chairman and promotion of David M. Stack to President and Chief Executive Officer




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